UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 10, 2007
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                                 Date of Report
                        (Date of earliest event reported)


                               MSB Financial Corp.
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             (Exact name of Registrant as specified in its Charter)

       United States                    001-33246                34-1981437
       -------------                    ---------                ----------
 (State or other jurisdiction        (SEC Commission           (IRS Employer
     of incorporation)                  File No.)             Identification
                                        Number)

1902 Long Hill Road, Millington, New Jersey                      07946-0417
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (908) 647-4000
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events

         On December 10, 2007, the Registrant's Board of Directors approved the declaration of the Registrant's first quarterly cash dividend of $0.03 per share. The dividend will be paid on January 9, 2008 to stockholders of record as of December 26, 2007. The Registrant's Board of Directors also set the date for the Registrant's first annual meeting of stockholders as a public company following the Registrant's initial public offering in January 2007. The annual meeting will be held February 11, 2008 and stockholders of record as of December 26, 2007 are those stockholders entitled to notice of and to vote at the meeting.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MSB FINANCIAL CORP.



Date: December 10, 2007                      By:  /s/Michael A. Shriner
                                                  ----------------------------
                                                  Michael A. Shriner
                                                  Executive Vice President and
                                                     Chief Operating Officer